                                                                     Exhibit 1.1
                                                                  March 14, 2003



Banc of America Securities LLC
9 West 57th Street, 40th Floor
New York, New York 10019

Commerzbank Capital Markets Corp.
1251 Avenue of the Americas, 22nd Floor
New York, New York 10020

Deutsche Bank Securities Inc.
31 West 52nd Street
New York, New York 10019

J.P. Morgan Securities Inc.
270 Park Avenue, 9th Floor
New York, New York 10017

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Merrill Lynch, Pierce, Fenner &
        Smith Incorporated
4 World Financial Center, Floor 15
New York, New York 10080

Morgan Stanley & Co. Incorporated
1585 Broadway, 2nd Floor
New York, New York 10036

Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013



Ladies & Gentlemen:

     International Lease Finance Corporation, a California corporation (the "Company"), has entered into a Distribution Agreement, dated December 31, 2002 (the "Distribution Agreement"), with you (with the exception of Commerzbank Capital Markets Corp.) with respect to the issuance and sale by the Company of up to an aggregate principal amount of $1,000,000,000 of Medium-Term Notes, Series O (the "Notes"), due from nine months to 30 years from the date of issue. The Distribution Agreement was amended pursuant to a letter agreement dated January 24, 2003 to, among other things, increase the aggregate principal amount of the Notes to $1,500,000,000. The Company proposes to further increase the aggregate principal amount of the

Notes that can be issued to $2,000,000,000. The Company desires to amend the Distribution Agreement to provide that it shall apply to the additional aggregate principal amount of the Notes to be issued. In addition, the Company desires to amend the Distribution Agreement by adding Commerzbank Capital Markets Corp. as an "Agent" under the Distribution Agreement.

     Accordingly, this will confirm the Company's agreement with you that
Schedule I attached to the Distribution Agreement is hereby amended and restated as provided in Schedule I attached hereto and that Exhibit A to the Distribution Agreement is hereby amended and restated as provided in Exhibit A attached hereto. All references to the Notes in the Distribution Agreement shall hereinafter refer to the $2,000,000,000 aggregate principal amount of the Notes.

     In addition, this will confirm the Company's agreement with you that Commerzbank Capital Markets Corp. shall be added as an "Agent" under the Distribution Agreement and shall be considered a party to the Distribution Agreement for all purposes. In addition, it is agreed that that all references to "Agent" or "Agents" in the Distribution Agreement shall now additionally refer to Commerzbank Capital Markets Corp., as appropriate.

     Except as provided herein, the terms and conditions of the Distribution Agreement shall remain in full force and effect.

                  [remainder of page intentionally left blank]

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among you and the Company.


                                         Very truly yours,

                                         INTERNATIONAL LEASE FINANCE CORPORATION

                                         By: /s/ Alan H. Lund
                                             -----------------------------------
                                             Name:  Alan H. Lund
                                             Title: Vice Chairman and
                                                    Chief Financial Officer


The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written:

BANC OF AMERICA SECURITIES LLC                 J.P. MORGAN SECURITIES INC.



By: /s/ Peter Carbone                          By: /s/ Carl J. Mehldau Jr.
    ----------------------------                   ----------------------------
    Name: Peter Carbone                            Name: Carl J. Mehldau Jr.
    Title: Vice President                          Title: Vice President



COMMERZBANK CAPITAL MARKETS CORP.              LEHMAN BROTHERS INC.



By: /s/ Samuel J. Gottesme                     By: /s/ Martin Goldberg
    ----------------------------                   ----------------------------
    Name: Samuel J. Gottesme                       Name: Martin Goldberg
    Title: Head of Sales                           Title: Senior Vice President



By: /s/ Ivy Hwang                              MERRILL LYNCH, PIERCE, FENNER &
    ----------------------------               SMITH INCORPORATED
    Name: Ivy Hwang
    Title: General Counsel


DEUTSCHE BANK SECURITIES INC.                  By: /s/ Scott G. Primrose
                                                   ----------------------------
                                                   Name: Scott G. Primrose
                                                   Title: Authorized Signatory

By: /s/ Christopher T. Whitman
    ----------------------------
    Name: Christopher T. Whitman
    Title: Managing Director                   MORGAN STANLEY & CO. INCORPORATED



By: /s/ Marc Fratepietro                       By: /s/ Michael Fusco
    ----------------------------                   ----------------------------
    Name: Marc Fratepietro                         Name: Michael Fusco
    Title: Vice President                          Title: Executive Director



                                               SALOMON SMITH BARNEY INC.



                                               By: /s/ Richard Spiro
                                                   ----------------------------

                                                   Name: Richard Spiro
                                                   Title: Managing Director

                                   SCHEDULE I


Registration Statement No. 333-100340

Amount of the Notes: $2,000,000,000


Amount of the Securities: $5,000,000,000


     The Company agrees to pay Banc of America Securities LLC, Commerzbank Capital Markets Corp., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc. (individually, an "Agent") a commission equal to the following percentage of the principal amount of each Note sold by such Agent:

         Term                                           Commission Rate
         ----                                           ---------------
         From 9 months to less than one year                 .125%
         From one year to less than 18 months                .150%
         From 18 months to less than 2 years                 .200%
         From 2 years to less than 3 years                   .250%
         From 3 years to less than 4 years                   .350%
         From 4 years to less than 5 years                   .450%
         From 5 years to less than 6 years                   .500%
         From 6 years to less than 7 years                   .550%
         From 7 years to less than 10 years                  .600%
         From 10 years to less than 15 years                 .625%
         From 15 years to less than 20 years                 .700%
         From 20 years to 30 years                           .750%

Address for Notice to Agents:

Banc of America Securities LLC
100 North Tryon Street, 7th Floor
Charlotte, North Carolina 28255
Attention: Medium Term Note Dept.
Telecopy number: (704) 388-9939
Telephone number: (704) 388-4809

     with a copy to:

     Lily Chang
     Banc of America Securities LLC
     9 West 57th Street, 31st Floor
     New York, New York 10019
     Telecopy number: (212) 847-6442
     Telephone number: (212) 847-6488

Commerzbank Capital Markets Corp.
1251 Avenue of the Americas, 22nd Floor
New York, New York 10020
Attn: Debt Capital Markets
Telecopy number: (212) 703-4201
Telephone number: (212) 703-4100

Deutsche Bank Securities Inc.
31 West 52nd Street
New York, New York 10019
Attn: Medium-Term Note Desk
Telecopy number: (212) 469-7505
Telephone number: (212) 469-5195

J.P. Morgan Securities Inc.
270 Park Avenue, 9th Floor
New York, New York 10017
Attention: Transaction Execution Group
Telecopy number: (212) 834-6702
Telephone number: (212) 834-5710

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019
Attention: Fixed Income Syndicate/Medium Term Note Desk
Telecopy number: (212) 526-9664
Telephone number: (212) 526-0943

Merrill Lynch, Pierce, Fenner &
 Smith Incorporated
4 World Financial Center, Floor 15
New York, New York 10080
Attention: MTN Product Management
Telecopy number: (212) 449-2234
Telephone number: (212) 449-7476


Morgan Stanley & Co. Incorporated
1585 Broadway, 2nd Floor
New York, New York 10036
Attention: Manager - Continuously Offered Products
Telecopy number: (212) 761-0780
Telephone number: (212) 761-2000

     with a copy to:

     Morgan Stanley & Co. Incorporated
     1585 Broadway, 29th Floor
     New York, New York 10036
     Attention: Peter Cooper, Investment Banking
                   Information Center
     Telecopy number: (212) 761-0260
     Telephone number: (212) 761-8385

Salomon Smith Barney Inc
388 Greenwich Street
New York, New York 10013
Attention: Medium-Term Note Department
Telecopy number: (212) 783-2274
Telephone number: (212) 783-7000

Securities to be delivered by book-entry transfer.

                                    EXHIBIT A

                   MEDIUM-TERM NOTE ADMINISTRATIVE PROCEDURES

                                   [ATTACHED]

                                                                       Exhibit A

                         MEDIUM-TERM NOTE ADMINISTRATIVE
                PROCEDURES FOR FIXED RATE AND FLOATING RATE NOTES
                          (DATED AS OF MARCH 14, 2003)

     Medium-Term Notes, Series O (the "Notes"), in the aggregate principal amount of up to U.S. $2,000,000,000 are to be offered on a continuing basis by International Lease Finance Corporation (the "Company") through Banc of America Securities LLC, Commerzbank Capital Markets Corp., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc., who, as agents (each an "Agent," and, collectively, the "Agents"), have agreed to use their best efforts to solicit offers to purchase the Notes from the Company. The Agents may also purchase Notes as principal for resale.

     The Notes are being sold pursuant to a Distribution Agreement, dated December 31, 2002, as amended through March 14, 2003 (the "Distribution Agreement"), by and between the Company and the Agents. The Notes will be issued pursuant to an Indenture (the "Indenture"), dated as of November 1, 2000, between the Company and The Bank of New York, as trustee (the "Trustee"), as amended. A Registration Statement (the "Registration Statement", which term shall include any additional registration statements filed in connection with the Notes as provided in the introductory paragraph of the Distribution Agreement) with respect to the Notes has been filed with the Securities and Exchange Commission (the "Commission"). The most recent basic Prospectus included in the Registration Statement, as supplemented with respect to the Notes, is herein referred to as the "Prospectus Supplement." The most recent supplement to the Prospectus with respect to the specific terms of the Notes is herein referred to as the "Pricing Supplement."

     The Notes will either be issued (a) in book-entry form and represented by one or more fully registered Notes (each, a "Book-Entry Note") delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC, or (b) in certificated form delivered to the purchaser thereof or a person designated by such purchaser. Owners of beneficial interests in Notes issued in book-entry form will be entitled to physical delivery of Notes in certificated form equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Prospectus.

     General procedures relating to the issuance of all Notes are set forth in
Part I hereof. Additionally, Notes issued in book-entry form will be issued in accordance with the procedures set forth in Part II hereof and Notes issued in certificated form will be issued in accordance with the procedures set forth in
Part III hereof. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or the Notes, as the case may be.

                          PART I: PROCEDURES OF GENERAL
                                  APPLICABILITY


Date of Issuance/
 Authentication:                       Each Note will be dated as of the date of its authentication by the Trustee. Each Note shall also bear an original issue date (the "Original Issue Date"). The Original Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of an original Note regardless of their dates of authentication.

Maturities:                            Each Note will mature on a date selected by the purchaser and agreed to by the Company which is not less than nine months from its Original Issue Date; provided, however, that
                                       Notes bearing interest at rates determined by reference to selected indices ("Floating Rate
                                       Notes") will mature on an Interest Payment Date.

Registration:                          Notes will be issued only in fully registered form.

Calculation of Interest:               In the case of Notes bearing interest at fixed rates ("Fixed Rate Notes") interest
                                       (including payments for partial periods) will be calculated and paid on the basis of a
                                       360-day year of twelve 30-day months. In the case of Floating Rate Notes, interest will be calculated and paid on the basis of the actual number of days in the interest period divided by 360 for CD Rate, Commercial Paper Rate, Eleventh District Cost of Funds Rate, Federal
                                       Funds Rate, Prime Rate or LIBOR Notes and on the basis of the actual number of days in the interest period divided by the actual number of days in the year for CMT Rate or Treasury
                                       Rate Notes.

Acceptance and
 Rejection of Offers:                  The Company shall have the sole right to accept offers to purchase Notes from the Company and may reject any such offer in whole or in part.  Each Agent shall communicate to the
                                       Company, orally or in writing, each reasonable offer to purchase Notes from the Company received by it.  Each Agent shall have the right, in its discretion reasonably exercised, without notice to the Company, to reject any offer to purchase Notes through it in whole or in part.

Preparation of Pricing
 Supplement:                           If any offer to purchase a Note is accepted by the Company, the Company, with the assistance of the Agent which presented such offer (the "Presenting Agent"), will prepare a Pricing
                                       Supplement reflecting the terms of such Note and file such Pricing Supplement relating to the Notes


                                       and the plan of distribution thereof, if changed (the "Supplemented Prospectus"), with the Commission in accordance with Rule 424 under the Securities Act of 1933, as amended
                                       (the "Act"). The Presenting Agent will cause a stickered Supplemented Prospectus to be delivered to the purchaser of the Note.

                                       In addition, the Company shall deliver each completed Pricing Supplement, via next day mail or telecopy to arrive no later than  11:00 A.M. on the Business Day following the trade date, to the Presenting Agent at the following locations:

                                       If to Banc of America Securities LLC:

                                             Banc of America Securities LLC
                                             100 North Tryon Street, 7th Floor
                                             Charlotte, N.C. 28255
                                             Attention: Debt Financing Group
                                             Telecopy number: (704) 388-9939
                                             Telephone number: (704) 388-4809

                                             with a copy to:

                                             Lily Chang
                                             Banc of America Securities LLC
                                             9 West 57th Street, 31st Floor
                                             New York, New York 10019
                                             Telecopy number: (212) 847-6442
                                             Telephone number: (212) 847-6488

                                       If to Commerzbank Capital Markets Corp.:

                                             Commerzbank Capital Markets Corp.
                                             1251 Avenue of the Americas, 22nd Floor
                                             New York, New York 10020
                                             Attention: Debt Capital Markets
                                             Telecopy number: (212) 703-4201
                                             Telephone number: (212) 703-4100


                                       If to Deutsche Bank Securities Inc.:

                                             Deutsche Bank Securities Inc.
                                             31 West 52nd Street
                                             New York, New York 10019
                                             Attention: Medium-Term Note Desk
                                             Telecopy number: (212) 469-7505
                                             Telephone number: (212) 469-5195

                                       If to J.P. Morgan Securities Inc.:

                                             J.P. Morgan Securities Inc.
                                             270 Park Avenue, 8th Floor
                                             New York, New York 10017
                                             Attn: Medium-Term Note Desk
                                             Telephone: (212) 834-4421
                                             Telecopy: (212) 834-6081

                                       If to Lehman Brothers Inc.:

                                             Lehman Brothers Inc.
                                             745 Seventh Avenue
                                             New York, New York 10019
                                             Attention: Fixed Income Syndicate/Medium Term Note Desk
                                             Telephone number: (212) 526-9664
                                             Telecopy: (212) 526-0943

                                             also for record keeping purposes, please send a copy to:

                                             ADP Prospectus Services
                                             For Lehman Brothers Inc.
                                             1155 Long Island Avenue
                                             Edgewood, New York 11717
                                             Attn: Client Services Desk
                                             Telecopy: (631) 254-7268

                                       If to Merrill Lynch, Pierce, Fenner & Smith Incorporated:

                                             Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                             Tritech Services
                                             44-B Colonial Drive
                                             Piscataway, NJ 08854
                                             Attn: Final Prospectus Unit/
                                                   Nachman Kimerling


                                             Telephone: (732) 885-2768
                                             Telecopy: (732) 885-2774/2775/2776

                                             also, for record keeping purposes,
                                             please send a copy to:

                                             Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                             Merrill Lynch World Headquarters
                                             4 World Financial Center, Floor 15
                                             New York, NY 10080
                                             Attn: MTN Product Management
                                             Telephone: (212) 449-3780
                                             Telecopy: (212) 449-2234

                                       If to Morgan Stanley & Co. Incorporated:

                                             Morgan Stanley and Co. Incorporated
                                             1585 Broadway
                                             2nd Floor
                                             New York, New York 10036
                                             Attention: Medium-Term Notes
                                                        Trading Desk/
                                                        Carlos Cabrera
                                             Telephone: (212) 761-2000
                                             Telecopy: (212) 761-0780

                                       If to Salomon Smith Barney Inc.:

                                             Salomon Smith Barney Inc.
                                             Attention: Annabelle Avila
                                             140 58th Street, 8th Floor
                                             Brooklyn, New York 11220
                                             Telephone: (718) 765-6725
                                             Telecopy: (718) 765-6734

                                       In each instance that a Pricing Supplement is prepared, the Agents will affix the Pricing
                                       Supplement to Supplemented Prospectuses prior to their use. Outdated Pricing Supplements, and the Supplemented Prospectuses to which they are attached (other than those retained for files) will be destroyed.

Settlement:                            The receipt of immediately available funds by the Company in payment for a Note and the authentication and delivery of such Note shall, with respect to such Note, constitute
                                       "settlement." Offers accepted by the Company


                                       will be settled from three to five Business Days after the Company's acceptance of the offer, or at a time as the purchaser and the Company shall agree, pursuant to the timetable for settlement set forth in Parts II and III hereof under "Settlement Procedures" with respect to
                                       Book-Entry Notes and Certificated Notes, respectively. If procedures A and B of the applicable Settlement Procedures with respect to a particular offer are not completed on or before the time set forth under the applicable "Settlement Procedures Timetable," such offer shall not be settled until the Business Day following the completion of settlement procedures
                                       A and B or such later date as the purchaser and the Company shall agree.

                                       In the event of a purchase of Notes by any Agent as principal, appropriate settlement details will be as agreed between the Agent and the Company pursuant to the applicable Terms
                                       Agreement.

Procedure for Changing Rates or
 Other Variable Terms:                 When a decision has been reached to change the interest rate or any other variable term on any Notes being sold by the Company, the Company will promptly advise the Agents and the
                                       Agents will forthwith suspend solicitation of offers to purchase such Notes. The Agents will telephone the Company with recommendations as to the changed interest rates or other variable terms. At such time as the Company advises the Agents of the new interest rates or other variable terms, the Agents may resume solicitation of offers to purchase such Notes. Until such time only "indications of interest" may be recorded. Immediately after acceptance by the
                                       Company of an offer to purchase at a new interest rate or new variable term, the Company, the
                                       Presenting Agent and the Trustee shall follow the procedures set forth under the applicable
                                       "Settlement Procedures."

Suspension of Solicitation;
 Amendment or Supplement:              The Company may instruct the Agents to suspend solicitation of purchases at any time.  Upon receipt of such instructions the Agents will forthwith suspend solicitation of offers to purchase from the Company until such time as the Company has advised them that solicitation of offers to purchase may be resumed. If the Company decides to amend the Registration
                                       Statement (including incorporating any documents by reference therein) or supplement any of such documents (other than to change rates or other variable terms), it will promptly advise the Agents and will furnish the Agents and their counsel with copies of the proposed amendment (including any document proposed to be incorporated by reference therein)
                                       or supplement. One copy of such filed document, along with a copy of the cover letter sent to the Commission, will be delivered or mailed to the Agents at the following respective addresses:

                                             Banc of America Securities LLC
                                             100 North Tryon Street, 7th Floor
                                             Charlotte, N.C. 28255
                                             Attention: Medium-Term Note Department

                                             Commerzbank Capital Markets Corp.
                                             1251 Avenue of the Americas, 22nd Floor
                                             New York, New York 10020
                                             Attention: Debt Capital Markets

                                             Deutsche Bank Securities Inc.
                                             31 West 52nd Street
                                             New York, New York 10019
                                             Attn: Medium-Term Note Desk

                                             J.P. Morgan Securities Inc.
                                             270 Park Avenue, 9th Floor
                                             New York, New York 10017
                                             Attention: Transaction Execution Group

                                             Lehman Brothers Inc.
                                             745 Seventh Avenue
                                             New York, New York 10019
                                             Attention: Fixed Income Syndicate/Medium Term Note Desk

                                             Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                             4 World Financial Center, Floor 15
                                             New York, New York 10080
                                             Attention: MTN Product Management

                                             Morgan Stanley & Co. Incorporated
                                             1585 Broadway, 2nd Floor
                                             New York, New York 10036
                                             Attention: Manager - Continuously Offered Products

                                             Salomon Smith Barney Inc.
                                             388 Greenwich Street
                                             New York, New York 10013
                                             Attention: Medium-Term Note Department


                                       In the event that at the time the solicitation of offers to purchase from the Company is suspended (other than to change interest rates or other variable terms) there shall be any orders outstanding which have not been settled, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Prospectus:                A copy of the most recent Prospectus, Prospectus Supplement and Pricing Supplement must accompany or precede the earlier of (a) the written confirmation of a sale sent to a customer or his agent or (b) the delivery of Notes to a customer or his agent.

Authenticity of Signatures:            The Agents will have no obligations or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Note.

Documents Incorporated by
 Reference:                            The Company shall supply the Agents with an adequate supply of all documents incorporated by reference in the Registration Statement.

Business Day:                          "Business Day" means any day that is not a Saturday or Sunday, and that, in The City of New
                                       York (and with respect to LIBOR Notes, the City of London), is neither a legal holiday nor a day on which banking institutions are authorized or required by law to close. For Notes the payment of which is to be made in a currency other than U.S. dollars or composite currencies
                                       (such currency or composite currency in which a Note is denominated is the "Specified
                                       Currency"), a Business Day will not be a day on which banking institutions are authorized or required by law, regulation or executive order to close in the Principal Financial Center
                                       (as defined below) of the country issuing such Specified Currency (or, in the case of EUROs)
                                       is not a day that the TARGET System (as defined below) is not open. However, with respect to
                                       Notes for which LIBOR is an applicable Interest Rate Basis, the day must be also be a


                                       London Business Day (as defined below). "London Business Day" means (i) if the currency
                                       (including composite currencies) specified in the applicable Pricing Supplement as the currency (the "Index Currency") for which LIBOR is calculated is other than any day on which dealings in the Index Currency are transacted in the London interbank market or (ii) if the
                                       Index Currency is the EURO, is not a day on which payments in EURO cannot be settled in the
                                       TARGET System. If no currency or composite currency is specified in the applicable Pricing
                                       Supplement, the Index Currency shall be U.S. dollars. "Principal Financial Center" means the capital city of the country issuing the currency or composite currency in which any payment in respect of the Notes is to be made or, solely with respect to the calculation of LIBOR, the Index Currency. "TARGET System" means the Trans-European Automated Real-time Gross
                                       Settlement Express Transfer System.

               PART II: PROCEDURES FOR NOTES ISSUED IN BOOK-ENTRY FORM

     In connection with the qualification of Notes issued in book-entry form for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and the Trustee to DTC (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").


Issuance:                           All Fixed Rate Notes issued in book-entry form having the same Original Issue Date, interest rate and Stated Maturity (collectively, the "Fixed Rate Terms") will be represented initially by a single global security in fully registered form without coupons (each, a "Book-Entry Note");
                                    and all Floating Rate Notes issued in book-entry form having the same Original Issue Date, base rate upon which interest may be determined (each, a "Base Rate"), which may be the Commercial
                                    Paper Rate, the Treasury Rate, LIBOR, the CD Rate, the CMT Rate, the Eleventh District Cost of
                                    Funds Rate, the Federal Funds Rate, the Prime Rate, any other rate set forth by the Company,
                                    Initial Interest Rate, Index Maturity, Spread or Spread Multiplier, if any, the minimum interest rate, if any, the maximum interest rate, if any, and the Stated Maturity (collectively,
                                    "Floating Rate Terms") will be represented initially by a single Book-Entry Note.

                                    Each Book-Entry Note will be dated and issued as of the date of its authentication by the
                                    Trustee. Each Book-Entry Note will bear an Interest Accrual Date, which will be (a) with respect to an original Book-Entry Note (or any portion thereof), its Original Issue Date and (b) with respect to any Book-Entry Note (or portion thereof) issued subsequently upon exchange of a
                                    Book-Entry Note or in lieu of a destroyed, lost or stolen Book-Entry Note, the most recent
                                    Interest Payment Date to which interest has been paid or duly provided for on the predecessor
                                    Book-Entry Note or Notes (or if no such payment or provision has been made, the Original Issue
                                    Date of the predecessor Book-Entry Note or Notes), regardless of the date of authentication of such subsequently issued Book-Entry Note. No Book-Entry Note shall represent any Note issued in certificated form.

Identification:                     The Company has arranged with the CUSIP Service Bureau of Standard & Poor's Corporation (the
                                    "CUSIP Service




                                    Bureau") for the reservation of approximately 900 CUSIP numbers which have been reserved for and relating to Book-Entry Notes and the Company has delivered to the Trustee and DTC such list of such CUSIP numbers. The Company will assign CUSIP numbers to Book-Entry Notes as described below under Settlement Procedure B. DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Book-Entry Notes. The Trustee will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Book-Entry
                                    Notes, and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Book-Entry Notes. Upon obtaining such additional CUSIP numbers, the Company will deliver a list of such additional numbers to the Trustee and DTC. Book-Entry Notes having an aggregate principal amount in excess of $500,000,000 (or the equivalent thereof in one or more foreign or composite currencies) and otherwise required to be represented by the same Global
                                    Certificate will instead be represented by two or more Global Certificates which shall all be assigned the same CUSIP number.

Registration:                       Each Book-Entry Note will be registered in the name of Cede & Co., as nominee for DTC, on the register maintained by the Trustee under the Indenture. The beneficial owner of a Note issued in book-entry form (i.e., an owner of a beneficial interest in a Book-Entry Note) (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note issued in book-entry form, the "Participants") to act as agent for such beneficial owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note issued in book-entry form in the account of such
                                    Participants. The ownership interest of such beneficial owner in such Note issued in book-entry form will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                          Transfers of a Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by
                                    Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and

                                       11

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

                                    transferees of such Book-Entry Note.

Exchanges:                          The Trustee may deliver to DTC and the CUSIP Service Bureau at any time a written notice specifying (a) the CUSIP numbers of two or more Book-Entry Notes Outstanding on such date that represent Book-Entry Notes having the same Fixed Rate Terms or Floating Rate Terms, as the case may be, (other than Original Issue Dates) and for which interest has been paid to the same date;
                                    (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date for the related Notes issued in book-entry form, on which such Book-Entry Notes shall be exchanged for a single replacement Book-Entry Note; and (c)
                                    a new CUSIP number, obtained from the Company, to be assigned to such replacement Book-Entry
                                    Note. Upon receipt of such a notice, DTC will send to its participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Book-Entry Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Book-Entry Notes for a single Book-Entry
                                    Note bearing the new CUSIP number and the CUSIP numbers of the exchanged Book-Entry Notes will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned.
                                    Notwithstanding the foregoing, if the Book-Entry Notes to be exchanged exceed $500,000,000 (or the equivalent thereof in one or more foreign or composite currencies) in aggregate principal amount, one replacement Book-Entry Note will be authenticated and issued to represent
                                    $500,000,000 of principal amount of the exchanged Book-Entry Notes and an additional Book-Entry
                                    Note or Notes will be authenticated and issued to represent any remaining principal amount of such Book-Entry Notes (See "Denominations" below).

Denominations:                      All Notes issued in book-entry form will be denominated in U.S. dollars. Notes issued in book-entry form will be issued in denominations of $1,000 and any larger denomination which is an integral multiple of $1,000. Book-Entry Notes will be denominated in principal amounts not in excess of $500,000,000 (or the equivalent


                                       12

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


                                    thereof in one or more foreign or composite currencies). If one or more Notes issued in book-entry form having an aggregate principal amount in excess of $500,000,000 would, but for the preceding sentence, be represented by a single Book-Entry Note, then one Book-Entry Note will be issued to represent $500,000,000 principal amount of such Note or Notes issued in book-entry form and an additional Book-Entry Note or Notes will be issued to represent any remaining principal amount of such Note or Notes issued in book-entry form. In such a case, each of the Book-Entry Notes representing such Note or Notes issued in book-entry form shall be assigned the same CUSIP number.

Interest:                           General. Interest on each Note issued in book-entry form will accrue from the Interest Accrual
                                    Date of the Book-Entry Note representing such Note. Each payment of interest on a Note issued in book-entry form will include interest accrued through and including the day preceding, as the case may be, the Interest Payment Date (provided that in the case of Floating Rate Notes which reset daily or weekly, interest payments will include interest accrued to and including the
                                    Regular Record Date immediately preceding the Interest Payment Date), or the Stated Maturity
                                    (the date on which the principal of a Note becomes due and payable as provided in the Indenture, whether at the Stated Maturity or by declaration of acceleration, redemption, repayment or otherwise is referred to herein as the "Maturity"). Interest payable at Maturity of a Note issued in book-entry form will be payable to the Person to whom the principal of such Note is payable. DTC will arrange for each pending deposit message described under Settlement Procedure
                                    C below to be transmitted to Standard & Poor's, a division of the McGraw-Hill Companies
                                    ("Standard & Poor's") which will use the information in the message to include certain terms of the related Book-Entry Note in the appropriate daily bond report published by Standard & Poor's.

                                    Regular Record Dates. Unless otherwise specified in the applicable Pricing Supplement, the
                                    Regular Record Date with respect to any Interest Payment Date for a Fixed Rate Note or a
                                    Floating Rate Note shall be the close of business on the date 15 calendar days (whether or not a
                                    Business Day) preceding such Interest Payment Date.

                                    Interest Payment Dates. Interest payments will be made on each Interest Payment Date commencing with the first

                                       13

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

                                    Interest Payment Date following the Original Issue Date; provided, however, the first payment of interest on any Book-Entry Note originally issued between a Regular Record Date and an Interest
                                    Payment Date will occur on the Interest Payment Date following the next Regular Record Date.

                                    If an Interest Payment Date with respect to any Floating Rate Note issued in book-entry form would otherwise fall on a day that is not a Business Day with respect to such Note, such
                                    Interest Payment Date will be the following day that is a Business Day with respect to such
                                    Note, except that in the case of a LIBOR Note, if such day falls in the next calendar month, such Interest Payment Date will be the preceding day that is a London Business Day.

                                    Fixed Rate Notes. Unless otherwise specified in the applicable Pricing Supplement, interest payments on Fixed Rate Notes issued in book-entry form will be made semi-annually on April 15 and October 15 of each year and at Maturity.

                                    Floating Rate Notes. Interest payments on Floating Rate Notes issued in book-entry form will be made as specified in the Floating Rate Note.

                                    Notice of Interest Payments and Regular Record Dates. On the first Business Day of March, June,
                                    September and December of each year, the Trustee will deliver to the Company and DTC a written list of Regular Record Dates and Interest Payment Dates that will occur during the six-month period beginning on such first Business Day with respect to Floating Rate Notes issued in book-entry form. Promptly after each Interest Determination Date for Floating Rate Notes issued in book-entry form, the Trustee will notify Standard & Poor's of the interest rates determined on such Interest Determination Date.

Payments of Principal and
Interest:                           Payments of Interest Only. Promptly after each Regular Record Date, the Trustee will deliver to the Company and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Book-Entry Note on the following Interest Payment Date (other than an Interest
                                    Payment Date coinciding with Maturity) and the total of such amounts. DTC will confirm the amount payable on each Book-Entry Note on such Interest Payment Date by referring to the daily bond reports published by Standard & Poor's. On such Interest Payment
                                    Date, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, such total amount of interest due (other than at Maturity), at the times and in the manner set forth below under "Manner of Payment".

                                    Payments at Maturity. On or about the first Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal, interest and premium, if any, to be paid on each Book-Entry Note maturing either at Stated Maturity or on a Redemption Date in the following month. The Trustee, the Company and DTC will confirm the amounts of such principal and interest payments with respect to a Book-Entry Note on or about the fifth Business Day preceding the
                                    Maturity of such Book-Entry Note. At such Maturity the Company will pay to the Trustee, and the
                                    Trustee in turn will pay to DTC, the principal amount of such Note, together with interest and premium, if any, due at such Maturity, at the times and in the manner set forth below under
                                    "Manner of Payment". If any Maturity of a Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity. Promptly after payment to DTC of the principal, interest and premium, if any, due at the Maturity of such Book-Entry Note, the
                                    Trustee will cancel such Book-Entry Note and deliver it to the Company with an appropriate debit advice. On the first Business Day of each month, the Trustee will deliver to the Company a written statement indicating the total principal amount of Outstanding Book-Entry Notes as of the immediately preceding Business Day.

                                    Manner of Payment. The total amount of any principal, premium, if any, and interest due on
                                    Book-Entry Notes on any Interest Payment Date or at Maturity shall be paid by the Company to the
                                    Trustee in funds available for use by the Trustee as of 9:30 a.m., New York City time, on such date. The Company will make such payment on such Book-Entry Notes by instructing the Trustee to withdraw funds from an account maintained by the Company at the Trustee. The Company will confirm such instructions in writing to the Trustee. Prior to 10:00 a.m., New York City time, on such date or as soon as possible thereafter, the Trustee will pay by separate wire transfer
                                    (using Fedwire message entry instructions in a form previously specified


                                       15

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

                                    by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of interest, principal and premium, if any, due on a Book-Entry Note on such date. Thereafter on such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names such Notes are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any responsibility or liability for the payment by DTC of the principal of, or interest on, the Book-Entry Notes to such Participants.

                                    Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Settlement Procedures:              Settlement Procedures with regard to each Note in book-entry form sold by each Agent, as agent of the Company, will be as follows:


                                    A. The Presenting Agent will advise the Company by telephone of the following
                                       Settlement Information:

                                       1.  Taxpayer identification number of the purchaser.

                                       2.  Principal amount of the Note.

                                       3.  Fixed Rate Notes:

                                           a) interest rate; and
                                           b) redemption or optional repayment dates, if any

                                           Floating Rate Notes:

                                           a) designation (which may be "Regular Floating Rate Note," Floating
                                              Rate/Fixed Rate Note" or "Inverse Floating Rate Note;"
                                           b) interest rate basis or bases;
                                           c) initial interest rate;
                                           d) spread or spread multiplier, if any;

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                                       16

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

                                                             e) interest rate reset dates;
                                                             f) interest rate reset period;
                                                             g) interest payment dates;
                                                             h) interest rate payment period;
                                                             i) index maturity;
                                                             j) calculation agent;
                                                             k) interest payment dates if any;
                                                             l) minimum interest rate, if any;
                                                             m) calculation date;
                                                             n) interest determination dates;
                                                             o) redemption or optional repayment dates, if any; and
                                                             p) fixed rate (for Floating Rate/Fixed Rate Notes and Inverse Floating
                                                                Rate Notes) and fixed rate commencement date (for Floating Rate/
                                                                Fixed Rate Notes).

                                                         4.  Price to public of the Note.

                                                         5.  Trade date.

                                                         6.  Settlement Date (Original Issue Date).

                                                         7.  Stated Maturity.

                                                         8.  Overdue rate (if any).

                                                         9.  Extension periods, if any, and final maturity date.

                                                         10. Optional reset dates, if any.

                                                         11. Net proceeds to the Company.

                                                         12. Agent's commission.

                                                      B. The Company will assign a CUSIP number to the Book-Entry Note representing such Note and then advise the Trustee by electronic transmission of the above settlement information received from the Presenting Agent, such
                                                         CUSIP number and the name of the Agent.

                                                      C. The Trustee will communicate to DTC and the Agent through DTC's
                                                         Participant Terminal System, a pending deposit message Specifying the following settlement information:




                                                         1.  The information set forth in Settlement Procedure A.

                                                         2.  Identification numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Agent.

                                                         3.  Identification as a Fixed Rate Book-Entry Note or Floating Rate
                                                             Book-Entry Note.

                                                         4.  Initial Interest Payment Date for such Note, number of days by which such date succeeds the related record date for DTC purposes (or, in the case of Floating Rate Notes which reset daily or weekly, the date five calendar days preceding the Interest Payment Date) and, if then calculable, the amount of interest payable on such Interest Payment
                                                             Date (which amount shall have been confirmed by the Trustee).

                                                         5.  CUSIP number of the Book-Entry Note representing such Note.

                                                         6.  Whether such Book-Entry Note represents any other Notes issued or to be issued in book-entry form.

                                                         7.  The Trustee will advise the Presenting Agent by telephone of the
                                                             CUSIP number as soon as possible.

                                                      D. The Company will complete and deliver to the Trustee a Book-Entry Note representing such Note in a form that has been approved by the Company, the Agents and the Trustee.

                                                      E. The Trustee will authenticate the Book-Entry Note representing such Note.

                                                      F. DTC will credit such Note to the participant account of the Trustee maintained by DTC.

                                                      G. The Trustee will enter an SDFS deliver order through DTC's Participant
                                                         Terminal System instructing DTC (i) to debit such Note to the Trustee's participant account and credit such Note

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                                       18

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


                                                         to the participant account of the Presenting Agent maintained by DTC and
                                                         (ii) to debit the settlement account of the Presenting Agent and credit the settlement account of the Trustee maintained by DTC, in an amount equal to the price of such Note less such Agent's commission. Any entry of such a deliver order shall be deemed to constitute a representation and warranty by the Trustee to DTC that (i) the Book-Entry Note representing such Note has been issued and authenticated and (ii) the Trustee is holding such
                                                         Book-Entry Note pursuant to the Medium Term Note Certificate Agreement between the Trustee and DTC.

                                                      H. The Presenting Agent will enter an SDFS deliver order through DTC's
                                                         Participant Terminal System instructing DTC (i) to debit such Note to the
                                                         Presenting Agent's participant account and credit such Note to the participant account of the Participants maintained by DTC and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Presenting Agent maintained by DTC, in an amount equal to the initial public offering price of such Note.

                                                      I. Transfers of funds in Accordance with SDFS deliver orders described in
                                                         Settlement Procedures G and H will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

                                                      J. The Trustee will credit to an account of the Company maintained at the
                                                         Trustee funds available for immediate use in the amount transferred to the
                                                         Trustee in accordance with Settlement Procedure G.

                                                      K. The Trustee will send a copy of the Book-Entry Note by first class mail to the Company together with a statement setting forth the principal amount of Notes Outstanding as of the related Settlement Date after giving effect to such transaction and all other offers to purchase Notes of which the Company has advised the Trustee but which have not yet been settled.

                                                      L. The Agent will confirm the purchase such Note to the purchaser either by transmitting to the Participant with respect to such Note a confirmation order through DTC's Participant Terminal System or by mailing a written confirmation to such purchaser.

Settlement Procedures Timetable:    For orders of Notes accepted by the Company, Settlement Procedures "A" through "L" set forth above shall be completed as soon as possible but not later than the respective times (New York
                                    City time) set forth below:

                                    Settlement
                                    Procedure                                   Time
                                    ----------                                  ----

                                       A-B                           11:00 a.m. on the trade date
                                        C                            2:00 p.m. on the trade date
                                        D                            3:00 p.m. on the Business Day before
                                                                     Settlement Date
                                        E                            9:00 a.m. on Settlement Date
                                        F                            10:00 a.m. on Settlement Date
                                       G-H                           No later than 2:00 p.m. on Settlement Date
                                        I                            4:45 p.m. on Settlement Date
                                       J-L                           5:00 p.m. on Settlement Date


                                    If a sale is to be settled more than one Business Day after the sale date, Settlement Procedures
                                    A, B and C may, if necessary, be completed at any time prior to the specified times on the first
                                    Business Day after such sale date. In connection with a sale which is to be settled more than one Business Day after the trade date, if the initial interest rate for a Floating Rate Note is not known at the time that Settlement Procedure A is completed, Settlement Procedures B and C shall be completed as soon as such rates have been determined, but no later than 11:00 a.m. and
                                    2:00 p.m., New York City time, respectively, on the second Business Day before the Settlement
                                    Date. Settlement Procedure I is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

                                    If settlement of a Note issued in book-entry form is rescheduled or cancelled, the Trustee will deliver to DTC, through DTC's Participant Terminal system, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.
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                                       20

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

Failure to Settle:                  If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Note issued in book-entry form pursuant to Settlement Procedure G, the Trustee may deliver to DTC, through
                                    DTC's Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Note to the participant account of the Trustee maintained at DTC. DTC will process the withdrawal message, provided that such participant account contains a principal amount of the Book-Entry Note representing such Note that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Notes represented by a
                                    Book-Entry Note, the Trustee will mark such Book-Entry Note "cancelled," make appropriate entries in its records and send such cancelled Book-Entry Note to the Company. The CUSIP number assigned to such Book-Entry Note shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If withdrawal messages are processed with respect to a portion of the Notes represented by a Book-Entry Note, the Trustee will exchange such Book-Entry
                                    Note for two Book-Entry Notes, one of which shall represent the Book-Entry Notes for which withdrawal messages are processed and shall be cancelled immediately after issuance, and the other of which shall represent the other Notes previously represented by the surrendered
                                    Book-Entry Note and shall bear the CUSIP number of the surrendered Book-Entry Note.

                                    If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the related Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures G and H, respectively. Thereafter, the
                                    Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company.

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

                                    Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to a Note that was to have been represented by a
                                    Book-Entry Security also representing other Notes, the Trustee will provide, in accordance with
                                    Settlement Procedures D and E, for the authentication and issuance of Boon-Entry Note representing such remaining Notes and will make appropriate entries in its records.


           PART III: PROCEDURES FOR NOTES ISSUED IN CERTIFICATED FORM


Denominations:                                The Notes will be issued in denominations of U.S. $1,000 and integral multiples of U.S. $1,000 in excess thereof.

Interest:                                     Each Note will bear interest in accordance with its terms. Interest will begin to accrue on the Original Issue Date of a Note for the first interest period and on the most recent interest payment date to which interest has been paid for all subsequent interest periods. Each payment of interest shall include interest accrued to, but excluding, the date of such payment. Unless otherwise specified in the applicable
                                              Pricing Supplement, interest payments in respect of Fixed Rate Notes will be made semi-annually on April 15 and October 15 of each year and at Maturity. However, the first payment of interest on any Note issued between a Record Date and an Interest Payment Date will be made on the
                                              Interest Payment Date following the next succeeding Record Date. Unless otherwise specified in the applicable Pricing Supplement, the Record
                                              Date for any payment of interest shall be the close of business 15 calendar days prior to the applicable Interest Payment Date. Interest at Maturity will be payable to the person to whom the principal is payable.

                                              Notwithstanding the above, in the case of Floating Rate Notes which reset daily or weekly, interest payments shall include accrued interest from, and including, the date of issue or from, but excluding, the last date in respect of which interest has been accrued and paid, as the case may be, through, and including, the record date which is 15 calendar days immediately preceding such
                                              Interest Payment Date (the "Record Date"), except that at Maturity the interest payable will include interest accrued to, but excluding, the Maturity date. For additional special provisions relating to Floating Rate Notes, see the Prospectus Supplement.

Payments of Principal and
 Interest:                                    Upon presentment and delivery of the Note, the Trustee will pay the principal amount of each Note at Maturity and the final installment of interest in immediately available funds received from the
                                              Company. All interest payments on a Note, other than interest due at
                                              Maturity, will be made by check drawn on the Trustee and mailed by the Trustee to the person entitled thereto as provided in the Note.
                                              However, holders of ten million dollars or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) shall be entitled to receive payments of interest, other than at Maturity, by wire transfer in immediately available funds to a designated account maintained in the United
                                              States upon receipt by the Trustee of written instructions from such a holder not later than the regular Record Date for the related
                                              Interest Payment Date. Any payment of principal or interest required to be made on an Interest Payment Date or at Maturity of a Note which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or at Maturity, as the case may be, and no interest shall accrue for the period from and after such
                                              Interest Payment Date or Maturity.

                                              The Trustee will provide monthly to the Company a list of the principal and interest to be paid on Notes maturing in the next succeeding month. The Trustee will be responsible for withholding taxes on interest paid as required by applicable law, but shall be relieved from any such responsibility if it acts in good faith and in reliance upon an opinion of counsel.

                                              Notes presented to the Trustee at Maturity for payment will be cancelled by the Trustee. All cancelled Notes held by the
                                              Trustee shall be destroyed, and the Trustee shall furnish to the
                                              Company a certificate with respect to such destruction.

Settlement Procedures:                        Settlement Procedures with regard to each Note purchased through any
                                              Agent, as agent, shall be as follows:

                                              A.       The Presenting Agent will advise the Company by telephone of the following Settlement information with regard to each Note:

                                                       1.       Exact name in which the Note is to be registered (the
                                                                "Registered Owner").

                                                       2.       Exact address or addresses of the Registered Owner for
                                                                delivery, notices and payments of principal and interest.

                                                       3.       Taxpayer identification number of the Registered Owner.

                                                       4.       Principal amount of the Note.

                                                       5.       Denomination of the Note.

                                                       6.       Fixed Rate Notes:

                                                                a)       interest rate; and

                                                                b)       redemption or optional repayment dates, if any.

                                                                Floating Rate Notes:

                                                                a)       designation (which may be "Regular Floating Rate Note,"
                                                                         "Floating Rate/Fixed Note" or "Inverse Floating
                                                                         Rate Note;"

                                                                b)       interest rate basis or bases;

                                                                c)       initial interest rate;

                                                                d)       spread or spread multiplier, if any;

                                                                e)       interest rate reset dates;

                                                                f)       interest rate reset period;

                                                                g)       interest payment dates;

                                                                h)       interest payment period;

                                                                i)       index maturity;

                                                                j)       calculation agent;

                                                                k)       maximum interest rate, if any;

                                                                l)       minimum interest rate, if any;

                                                                m)       calculation date;

                                                                n)       interest determination date;

                                                                o)       redemption or optional repayment dates, if any; and

                                                                p)       fixed rate (for Floating Rate/Fixed Rate Notes and Inverse
                                                                         Floating Rate Notes) and fixed rate commencement date (for
                                                                         Floating Rate/Fixed Rate Notes).

                                                       7.       Price to public of the Note.

                                                       8.       Settlement date (Original Issue Date).

                                                       9.       Stated Maturity.

                                                       10.      Overdue rate (if any).

                                                       11.      Extension periods, if any, and final maturity date.

                                                       12.      Optional reset dates, if any.

                                                       13.      Net proceeds to the Company.

                                                       14.      Agent's Commission.

                                              B.       The Company shall provide to the Trustee the above Settlement information received from the Agent and shall cause
                                                       the Trustee to issue, authenticate and deliver Notes. The
                                                       Company also shall provide to the Trustee and/or Agent a
                                                       copy of the applicable Pricing Supplement.

                                              C.       The Trustee will complete the preprinted 4-ply Note packet containing the following documents in forms approved by the
                                                       Company, the Presenting Agent and the Trustee:

                                                       1.       Note with Agent's customer confirmation.

                                                       2.       Stub 1 - for Trustee.

                                                       3.       Stub 2 - for Agent.

                                                       4.       Stub 3 - for the Company.
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                                              D.       With respect to each trade, the Trustee will deliver the Notes and Stub 2 thereof to the Presenting Agent at the following applicable address:


                                                       If to Banc of America Securities LLC:

                                                       c/o The Bank of New York
                                                       1 Wall Street, 3rd Floor, Window B
                                                       New York, New York 10286
                                                       Attention: Joe Cangelus
                                                       Account #: 076854/NationsBanc Montgomery Securities LLC


                                                       If to Commerzbank Capital Markets Corp.:

                                                       Commerzbank Capital Markets Corp.
                                                       1251 Avenue of the Americas, 22nd Floor
                                                       New York, New York 10020
                                                       Attention: Debt Capital Markets


                                                       If to Deutsche Bank Securities Inc.:

                                                       Deutsche Bank Securities Inc.
                                                       31 West 52nd Street
                                                       New York, New York 10019
                                                       Attention: Medium-Term Note Desk


                                                       If to J.P. Morgan Securities Inc.:

                                                       55 Water Street, Room 226
                                                       New York, New York 10041
                                                       Attention: Window 17 or 18


                                                       If to Lehman Brothers Inc.:

                                                       Chase Manhattan Bank
                                                       Ground Floor, Receive Window
                                                       4 New York Plaza
                                                       FAO Lehman Brothers
                                                       New York, New York
                                                       Attention: Verna Covington
                                                       Telephone: (212) 623-5953
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
                                                       If to Merrill Lynch, Pierce, Fenner & Smith Incorporated:

                                                       Merrill Lynch, Pierce, Fenner & Smith
                                                       Money Markets Clearance
                                                       Concourse Level, N.S.C.C. Window
                                                       55 Water Street - South Building
                                                       New York, New York 10041
                                                       Attention: Al Mitchell
                                                       Telephone: (212) 855-2403
                                                       Dealer Clearance Department
                                                       1 Wall Street, 4th Floor
                                                       New York, New York  10005

                                                       Attention: For the Account of Salomon
                                                       Smith Barney Inc.


                                                       If to Morgan Stanley & Co. Incorporated:

                                                       The Bank of New York
                                                       Dealer Clearance Department
                                                       3rd Floor, Window 3B
                                                       1 Wall Street
                                                       New York, New York 10005
                                                       Attention: For the Account of Morgan Stanley & Co.
                                                       Incorporated


                                                       If to Salomon Smith Barney Inc.:

                                                       The Bank of New York
                                                       Dealer Clearance Department
                                                       1 Wall Street, 4th Floor
                                                       New York, New York 10005
                                                       Attention: For the Account of Salomon Smith Barney Inc.
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                                              The Trustee will keep Stub 1. The Presenting Agent will acknowledge receipt of the Note through a broker's receipt and will keep
                                              Stub 2. Delivery of the Note will be made only against such acknowledgement of receipt. Upon determination that the Note has been authorized, delivered and completed as aforementioned, the
                                              Presenting Agent will wire the net proceeds of the Note after deduction of its applicable commission to the Company pursuant to standard wire instructions given by the Company.

                                              E.       The Presenting Agent will deliver the Note (with
                                                       confirmations), as well as a copy of the
                                                       Prospectus and any applicable Prospectus
                                                       Supplement or Supplements received from the Trustee
                                                       to the purchaser against payment in immediately
                                                       available funds.

                                              F.       The Trustee will send Stub 3 to the Company.

Settlement Procedures Timetable:              For offers accepted by the Company, Settlement Procedures "A" through
                                              "F" set forth above shall be completed on or before the respective times set forth below:

                                              Settlement
                                              Procedure                                   Time
                                              ----------                                  ----

                                                  A-B           3:00 PM on Business Day prior to settlement
                                                  C-D           2:15 PM on day of settlement
                                                    E           3:00 PM on day of settlement
                                                    F           5:00 PM on day of settlement
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Failure to Settle:                            In the event that a purchaser of a Note from the Company shall either fail to accept delivery of or make payment for a Note on the date fixed for settlement, the Presenting Agent will
                                              forthwith notify the Trustee and the Company by telephone, confirmed in writing, and return the Note to the Trustee.

                                              The Trustee, upon receipt of the Note from the Agent, will immediately advise the Company and the Company will promptly arrange to credit the account of the Presenting Agent in an amount of immediately available funds equal to the amount previously paid by such Agent in settlement for the Note. Such credits will be made on the settlement date if possible, and in any event not later than the Business Day following the settlement date; provided that the
                                              Company has received notice on the same day. If such failure shall have occurred for any reason other than failure by such Agent to perform its obligations hereunder or under the Distribution
                                              Agreement, the Company will reimburse such Agent on an
                                              equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company.
                                              Immediately upon receipt of the Note in respect of which the failure occurred, the Trustee will cancel and destroy the Note, make appropriate entries in its records to reflect the fact that the Note was never issued, and accordingly notify in writing the Company.
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